                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K
                            ========


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report:  February 23, 1998
                                 =================

                    Realty Income Corporation
                    =========================
     (Exact name of registrant as specified in its charter)

                            Maryland
                            ========
                    (State of Incorporation)

                             1-13318
                             =======
                    (Commission File Number)

                           33-0580106
                           ==========
              (IRS Employer Identification Number)

       220 West Crest Street, Escondido, California  92025
       ===================================================
      (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: (760)741-2111
                                                    =============

                         Not Applicable
                         ==============
  (Former name or former address, if changes since last report)





                                  Exhibit Index Located on Page 3



                                                           Page 1
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ITEM 5.  OTHER EVENTS
=====================

Realty Income Corporation (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 751,174 shares of Common Stock, par value $1.00 per share, under the Company's shelf registration statement on Form S-3 (File No. 333-34311), effective September 16, 1997 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
==========================================

The following exhibits are filed with this report.

Exhibit No.     Description
-----------     -----------

  1.1 Underwriting Agreement, dated February 18, 1998, between the Company and A.G. Edwards & Sons, Inc.

  5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the legality of Securities to be issued

  23.1          Consent of Ballard Spahr Andrews & Ingersoll
                (contained in the opinion filed as Exhibit 5.1 hereto)

                            SIGNATURE
                            =========

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    REALTY INCOME CORPORATION

                                         /s/ MICHAEL R. PFEIFFER
Date: February 23, 1998                  ------------------------
                                         Michael R. Pfeiffer
                                         Senior Vice President,
                                         General Counsel and
                                         Secretary



                          EXHIBIT INDEX
                          =============


                                                          Sequentially
Exhibit No.     Description                              Numbered Page
===========     ===========                              =============
  1.1           Underwriting Agreement, dated
                February 23, 1998 between the Company
                and A.G. Edwards & Sons, Inc

  5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the legality of Securities to be issued

  23.1          Consent of Ballard Spahr Andrews & Ingersoll
                (contained in the opinion filed as Exhibit 5.1 hereto)









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